UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 29, 2011
Express Scripts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 314-996-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 29, 2011, Express Scripts, Inc. (the “Company”) and Aristotle Holding, Inc. entered into a credit agreement (the “Credit Agreement”) with Credit Suisse AG, Cayman Islands Branch, as administrative agent, Citibank, N.A., as syndication agent, and the other lenders and agents named therein.
The Credit Agreement provides for a $4.0 billion term loan facility (the “Term Facility”) and a $1.5 billion revolving loan facility (the “Revolving Facility”). The Term Facility will be available for the Company to pay a portion of the cash consideration in connection with the acquisition of Medco Health Solutions, Inc. (the “Merger”), to repay any existing indebtedness, and to pay related fees and expenses. The Revolving Facility will be available for the Company’s working capital needs and for general corporate purposes. The obligations under the Credit Agreement are unsecured and, upon or prior to the funding date, will be guaranteed by a substantial portion of the domestic subsidiaries of the Company.
Any funding under the Credit Agreement will occur concurrently with the consummation of the Merger, subject to customary closing conditions. The Term Facility and the Revolving Facility will both mature on August 29, 2016.
Borrowings under the Credit Agreement will bear interest, at the Company’s option, at a rate equal to either an adjusted base rate or the LIBO rate, in each case plus the applicable margin. The applicable margin for borrowings under the Credit Agreement may change depending on the Company’s leverage ratio. The Company will pay quarterly in arrears a facility fee equal to the daily amount of the Revolving Facility multiplied by an applicable percentage based on the Company’s leverage ratio. Until the funding date, the Company will also pay a ticking fee on the commitments under the Term Facility.
The Credit Agreement contains customary events of default and covenants, including, among other things and subject to certain exceptions, covenants that restrict the ability of the Company and/or certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets and engage in mergers or consolidations, and certain restrictive financial covenants.
If an event of default under the Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.
Upon effectiveness of the Credit Agreement, the commitments under the Company’s current bridge facility, entered into pursuant to the credit agreement, dated as of August 5, 2011, among the Company, Aristotle Holding, Inc., Credit Suisse AG, Cayman Islands Branch, as administrative agent, Citibank, N.A., as syndication agent, and the other lenders and agents named therein, are automatically reduced in an amount equal to the aggregate principal amount of the Term Facility.

The description of the Credit Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above with respect to the Credit Agreement is incorporated by reference in this Item 2.03 in its entirety.

FORWARD LOOKING STATEMENTS
Cautionary Note Regarding Forward-Looking Statements
This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
STANDARD OPERATING FACTORS
•	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

•	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

•	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

•	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

•	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

•	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

•	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

•	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

•	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

•	Changes in industry pricing benchmarks;

•	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

•	Our failure to execute on, or other issues arising under, certain key client contracts;

•	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
TRANSACTION-RELATED FACTORS
•	Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;

•	The ability to obtain governmental approvals of the transaction with Medco;

•	Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;

•	Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;

•	Uncertainty as to the long-term value of Express Scripts Holding Company (currently known as Aristotle Holding, Inc.) common shares;

•	Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;

•	The expected amount and timing of cost savings and operating synergies; and

•	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company. In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Aristotle Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL

CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company will file with the SEC when it becomes available.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Credit Agreement, dated as of 29, 2011, among Express Scripts, Inc., Aristotle Holding, Inc., Credit Suisse AG, Cayman Islands Branch, as administrative agent, Citibank, N.A., as syndication agent, and the other lenders and agents named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
By:	/s/ Keith Ebling
	Name:	Keith Ebling
	Title:	Executive Vice President and General Counsel

Dated: August 29, 2011